Dreyfus Massachusetts Tax Exempt Bond Fund

ANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             14     Financial Highlights

                             15     Notes to Financial Statements

                             19     Report of Independent Auditors

                             20     Important Tax Information

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

Dreyfus Massachusetts
 Tax Exempt Bond Fund        The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities generally provided good results relative to taxable U.S. Treasury securities over the past year. This was especially true during much of the second half of the reporting period. While prices of U.S. Treasury securities declined significantly over the first five months of 1999, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Massachusetts Tax Exempt Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform during the period?

The fund produced a 3.87% total return over the one-year period ended May 31, 1999,1 compared to a 3.35% total return for the average of the Lipper Massachusetts Municipal Debt Funds category.2

We attribute the fund's performance to the effects of higher intermediate- and long-term interest rates over the second half of the reporting period, which caused a modest decline in the fund's share price. In addition, because of changes in supply-and-demand influences during the last six months of 1999, returns of the intermediate-term municipal bonds in which the fund primarily invested during the period generally lagged those of long-term municipal bonds.

What is the fund's investment approach?

The fund's goal is to seek a high level of double tax-exempt income from a diversified portfolio of municipal bonds from Massachusetts issuers. We also seek to provide a competitive total return.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by evaluating interest rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal

                                                                      The Fund 3
bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable U.S. Treasury bonds fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for municipal bonds.

In addition, because of strong economic conditions, Massachusetts and its municipalities have had less need to borrow. As a result, 15% fewer tax-exempt bonds were issued in Massachusetts over the 12-month reporting period than in the prior 12-month period. Yet, demand from Massachusetts investors seeking double tax-free investment income has remained high. This imbalance between supply and demand helped municipal bond prices decline less than U.S. Treasury bond prices.

What is the fund's current strategy?

We have continued to search for the most attractive values in Massachusetts' municipal bond market. We have found such values, in our opinion, in very high quality bonds. Because the differences in yields between the highest quality bonds and lower quality bonds have been narrow by historical standards, we see little reason to assume the added credit risk lower-rated bonds entail. In addition, we have continued to monitor our existing holdings with an eye toward identifying potential credit problems as early as possible.

After maintaining the fund's average duration toward the short end of neutral in a rising interest-rate environment -- a position designed to capture higher yields as they became available -- we recently extended the fund's average duration toward the long end of its range. In our view, this position should help us lock in prevailing yields if the economy begins to slow and interest rates begin to decline from current levels. We have also remained vigilant in our efforts to identify tactical opportunities in anticipation of any supply-and-demand imbalances.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are fully taxable.
2 Source: Lipper Analytical Services, Inc.

                                                                      The Fund 5

FUND PERFORMANCE

$21,054
Lehman Brothers
Municipal Bond Index*

$19,580
Dreyfus Massachusetts
Tax Exempt Bond Fund

Comparison of change in value of $10,000 investment in the fund and the Lehman Brothers Municipal Bond Index

--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99

                     1 Year            5 Years               10 Years
--------------------------------------------------------------------------------
Fund                  3.87%             6.41%                  6.95%

* Source: Lehman Brothers
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Massachusetts Tax Exempt Bond Fund on 5/31/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account fees and expenses. The Lehman Brothers Municipal Bond Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers Municipal Bond Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999


-----------------------------------------------------------------------------------------------
                                                                    Principal
Long-Term Municipal Investments--98.6%                             Amount ($)      Value ($)
-----------------------------------------------------------------------------------------------
Massachusetts--95.3%
Amesbury:
  5.25%, 3/15/2011 (Insured; FGIC)                                 1,120,000      1,161,518
  5.25%, 3/15/2012 (Insured; FGIC)                                 1,010,000      1,040,573
  5.25%, 3/15/2013 (Insured; FGIC)                                 1,110,000      1,138,916
  5.25%, 3/15/2014 (Insured; FGIC)                                 1,085,000      1,108,696
Barnstable 4.75%, 3/15/2017                                        2,645,000      2,538,856
Boston - Mount Pleasant Housing Development Corporation,
  MFHR 6.75%, 8/1/2023 (Insured; FHA)                              1,620,000      1,718,026
Haverhill 5%, 6/15/2017 (Insured; FGIC)                            1,500,000      1,474,590
Lynn 5%, 2/15/2017 (Insured; MBIA)                                 2,360,000      2,320,352
Mansfield, Municipal Purpose Loan 5.125%, 8/15/2017
  (Insured; FGIC)                                                  1,685,000      1,676,963
Mashpee, Municipal Purpose Loan 5.50%, 2/1/2017
  (Insured; MBIA)                                                  2,525,000      2,608,199
Massachusetts Bay Transportation Authority, General
  Transportation System:
    6.20%, 3/1/2016                                                4,225,000      4,782,489
    4.50%, 3/1/2026 (Insured; MBIA)                                2,500,000      2,200,950
Massachusetts Development Finance Agency, Revenue:
  (Regis College) 5.25%, 10/1/2018                                 1,240,000      1,185,502
  (Boston University) 5.45%, 5/15/2059                             2,500,000      2,454,450
Massachusetts Education Loan Authority, Education
  Loan Revenue
  8%, 6/1/2002 (LOC; Rabobank Nederland)                             447,000        457,460
Massachusetts Educational Financing Authority, Education
  Loan Revenue
  5.125%, 12/1/2014 (Insured; MBIA)                                3,000,000      2,985,390
Massachusetts Federal Highway Grant 5.125%, 6/15/2015              2,500,000      2,503,975
Massachusetts Health and Educational Facilities Authority,
  Revenue:
    (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)         2,500,000      2,287,625
    (Massachusetts General Hospital):
      6.25%, 7/1/2020 (Insured; AMBAC)
        (Prerefunded; 7/1/2003)a                                   3,500,000      3,855,985
      6%, 7/1/2015 (Insured; AMBAC)
        (Prerefunded; 7/1/2003)a                                   2,000,000      2,184,720
    (Massachusetts Institute of Technology) 5.20%, 1/1/2028        5,000,000      5,078,350
    (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)
      (Prerefunded; 7/1/2002)a                                     1,000,000      1,093,820


The Fund 7


-----------------------------------------------------------------------------------------------
                                                                    Principal
Long-Term Municipal Investments (continued)                        Amount ($)      Value ($)
-----------------------------------------------------------------------------------------------
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
  Revenue (continued):
    (Medical Academic & Scientific) 6.625%, 1/1/2015               3,000,000      3,249,210
    (Mount Auburn Hospital) 6.30%, 8/15/2024
      (Insured; MBIA)                                              5,000,000      5,489,350
    (New England Medical Center Hospitals) 6.50%, 7/1/2012
      (Insured; FGIC)                                              2,000,000      2,162,600
    (Newton - Wellesley Hospital) 5.875%, 7/1/2015
      (Insured; MBIA)                                              2,000,000      2,125,440
    (Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)         1,140,000      1,204,410
    (Daughters of Charity) 6.10%, 7/1/2014                         1,100,000      1,174,701
    (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                 1,000,000      1,053,080
    (Sisters Providence Health System) 6.625%, 11/15/2022
      (Prerefunded; 11/15/2004)a                                   3,510,000      3,893,257
Massachusetts Housing Finance Agency, Revenue:
  Housing Projects:
    6.30%, 10/1/2013 (Insured; AMBAC)                              1,000,000      1,064,290
    6.375%, 4/1/2021                                               4,300,000      4,573,566
  Multi-Family Residential Housing 9.60%, 8/1/2022                 1,725,000      1,738,265
  Rental Housing:
    6.65%, 7/1/2019 (Insured; AMBAC)                               2,385,000      2,562,325
    6.50%, 7/1/2025 (Insured; AMBAC)                               1,500,000      1,609,515
    6.45%, 1/1/2036 (Insured; AMBAC)                               2,135,000      2,291,175
    6%, 7/1/2037 (Insured; AMBAC)                                  2,650,000      2,770,973
  Single-Family Housing 6.35%, 6/1/2017                            2,700,000      2,875,797
Massachusetts Industrial Finance Agency, Revenue:
  (Babson College):
    5.375%, 10/1/2017                                              2,125,000      2,167,075
    5.25%, 10/1/2027                                               3,200,000      3,160,256
  Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016      2,820,000      2,989,623
  (Holy Cross College):
    6%, 11/1/2002                                                    400,000        427,136
    6.375%, 11/1/2015 (Prerefunded; 11/1/2002)a                    2,000,000      2,194,620
  (Merrimack College) 5%, 7/1/2017 (Insured; MBIA)                 1,000,000        983,010
  (Ogden Haverhill Project) 5.60%, 12/1/2019                       1,000,000        987,400
  Parking Facility (Avon Associates LLC) 5.375%, 4/1/2020
    (Insured; MBIA)                                                2,000,000      2,015,780
  (Phillips Academy) 5.375%, 9/1/2023                              4,330,000      4,402,831
  (Worcester Polytechnic Institute) 5.125%, 9/1/2017
    (Insured; MBIA)                                                1,000,000        995,230
Massachusetts Municipal Wholesale Electric Company,
  Power Supply System Revenue:
    6.40%, 7/1/2002                                                  400,000        424,760
    6.125%, 7/1/2019 (Insured; MBIA)                               1,000,000      1,075,080



-----------------------------------------------------------------------------------------------
                                                                    Principal
Long-Term Municipal Investments (continued)                        Amount ($)      Value ($)
-----------------------------------------------------------------------------------------------
Massachusetts (continued)
Massachusetts Port Authority, Revenue:
  Special Facilities (US Air Project) 5.75%, 9/1/2016
    (Insured; MBIA)                                                5,000,000      5,241,550
  Special Project (Harborside Hyatt) 10%, 3/1/2026                 8,000,000      8,707,200
Massachusetts Turnpike Authority, Metropolitan Highway
  System Revenue:
    5.25%, 1/1/2017 (Insured; MBIA)                                6,215,000      6,258,940
    Zero Coupon, 1/1/2028 (Insured; MBIA)                         24,000,000      5,311,680
Massachusetts Water Pollution Abatement Trust:
  (Pool Loan Program) 5.625%, 2/1/2017                             5,000,000      5,219,600
  Water Pollution Abatement Revenue 4.75%, 2/1/2021
    (Insured; FGIC)                                                1,945,000      1,806,788
Massachusetts Water Resources Authority 4.50%, 8/1/2022
  (Insured; FSA)                                                   2,500,000      2,224,050
Methuen 5.125%, 5/15/2015 (Insured; FGIC)                          1,665,000      1,672,359
North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC)                1,680,000      1,692,919
Northampton (School Project Loan Act of 1948)
  5.75%, 5/15/2016 (Insured; MBIA)                                 1,520,000      1,611,094
South Essex Sewerage District
  5.25%, 6/15/2018 (Insured; MBIA)                                 2,720,000      2,732,566
Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                      1,000,000      1,072,070

U.S. Related-3.3%
Guam Airport Authority, Revenue 6.70%, 10/1/2023                   3,000,000      3,277,620
Virgin Islands Water and Power Authority, Electric
  System Revenue
  7.40%, 7/1/2011 (Prerefunded 7/1/2001)a                          1,815,000      1,967,804
-----------------------------------------------------------------------------------------------
Total Investments--(cost $150,829,763)                                 98.6%    158,314,400

Cash and Receivables (Net)                                              1.4%      2,267,634

Net Assets                                                            100.0%    160,582,034


                                                                      The Fund 9

--------------------------------------------------------------------------------
Summary of Abbreviations


AMBAC  American Municipal Bond Assurance     LOC      Letter of Credit
         Corporation                         MBIA     Municipal Bond Investors
FGIC   Financial Guaranty Insurance Company           Assurance Insurance
FHA    Federal Housing Administration                 Corporation
FSA    Financial Security Assurance          MFHR     Multi-Family Housing Revenue

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's     or  Standard & Poor's        Value (%)
--------------------------------------------------------------------------------
AAA                       Aaa             AAA                        63.5
AA                        Aa              AA                         13.2
A                         A               A                           8.9
BBB                       Baa             BBB                         7.0
Not Ratedb                Not Ratedb      Not Ratedb                  7.4
                                                                    100.0

a Bonds which are prerefunded are collateralized by U.S. Government Securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
c At May 31, 1999, 29.50% of the fund's net assets are insured by MBIA.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

--------------------------------------------------------------------------------

                                                           Cost          Value
------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                       150,829,763    158,314,400
Interest receivable                                                  2,706,910
Prepaid expenses                                                        17,832
                                                                   161,039,142

Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           86,581
Cash overdraft due to Custodian                                        348,517
Accrued expenses                                                        22,010
                                                                       457,108
------------------------------------------------------------------------------
Net Assets ($)                                                     160,582,034
------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    152,701,440
Accumulated undistributed investment income--net                        65,036
Accumulated net realized gain (loss) on investments                    330,921
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             7,484,637
------------------------------------------------------------------------------
Net Assets ($)                                                     160,582,034
------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of of $.01 par value shares of
  Beneficial Interest authorized)                                    9,599,226
Net Asset Value, offering and redemption price
  per share--Note 3(d) ($)                                               16.73

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

--------------------------------------------------------------------------

Investment Income ($)
--------------------------------------------------------------------------
Interest Income                                                  9,170,824
Expenses:
Management fee--Note 3(a)                                          976,018
Shareholder servicing costs--Note 3(b)                             234,313
Professional fees                                                   43,003
Trustees' fees and expenses--Note 3(c)                              21,276
Custodian fees                                                      16,928
Registration fees                                                   12,027
Prospectus and shareholders' reports                                11,557
Loan commitment fees--Note 2                                           565
Miscellaneous                                                       13,405
Total Expenses                                                   1,329,092
Investment Income--Net                                           7,841,732
--------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                            886,268
Net unrealized appreciation (depreciation) on investments       (2,603,874)
Net Realized and Unrealized Gain (Loss) on Investments          (1,717,606)
Net Increase in Net Assets Resulting from Operations             6,124,126

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                       Year Ended May 31,
                                                --------------------------------
                                                      1999            1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                           7,841,732       7,696,276
Net realized gain (loss) on investments            886,268       1,613,125
Net unrealized appreciation (depreciation)
  on investments                                (2,603,874)      4,856,951
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      6,124,126      14,166,352
--------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                          (7,819,249)     (7,675,059)
Net realized gain on investments                (1,105,107)        (15,621)
Total Dividends                                 (8,924,356)     (7,690,680)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                   32,759,644      29,221,354
Dividends reinvested                             6,642,484       5,583,861
Cost of shares redeemed                        (36,238,109)    (32,442,095)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions               3,164,019       2,363,120
Total Increase (Decrease) in Net Assets            363,789       8,838,792
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                            160,218,245     151,379,453
End of Period                                  160,582,034     160,218,245
Undistributed investment income--net                65,036          42,553
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                      1,917,574       1,734,657
Shares issued for dividends reinvested             389,221         332,552
Shares redeemed                                 (2,127,071)     (1,930,393)
Net Increase (Decrease) in Shares Outstanding      179,724         136,816

See notes to financial statements.

                                                                     The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

--------------------------------------------------------------------------------
                                             Year Ended May 31,
                              -------------------------------------------------
                               1999       1998      1997       1996       1995
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                   17.01      16.31     15.86      16.25      16.03
Investment Operations:
Investment income--net          .82        .83       .85        .88        .91
Net realized and unrealized
  gain (loss) on investments   (.17)       .70       .45       (.39)       .22
Total from Investment
  Operations                    .65       1.53      1.30        .49       1.13
Distributions:
Dividends from investment
  income--net                  (.82)      (.83)     (.85)      (.88)      (.91)
Dividends from net realized
  gain on investments          (.11)        --        --         --         --
Total Distributions            (.93)      (.83)     (.85)      (.88)      (.91)
Net asset value, end of
  period                      16.73      17.01     16.31      15.86      16.25
--------------------------------------------------------------------------------
Total Return (%)               3.87       9.52      8.37       3.06       7.39
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets            .82        .81       .79        .79        .80
Ratio of net investment income
  to average net assets        4.82       4.97      5.27       5.43       5.77
Portfolio Turnover Rate       19.47      28.53     38.29      60.67      38.34
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)               160,582    160,218   151,379    151,722    160,750

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and rec-

                                                                     The Fund 15
ognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $11,457 during the period ended May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $139,461 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $64,644 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege. During the period ended May 31, 1999, redemption fees retained by the fund amounted to $4,981.

                                                                     The Fund 17

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $35,680,588 and $30,804,400, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $7,484,637, consisting of $8,247,638 gross unrealized appreciation and $763,001 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Massachusetts Tax Exempt Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                    /s/ Ernst & Young LLP

New York, New York
July 8, 1999

                                                                     The Fund 19

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

   --the fund hereby designates $.1034 per share as a long-term capital gain distribution of the $.1146 per share paid on December 9, 1998. In addition, 22.88% of the long-term capital gain distribution is not subject to Massachusetts personal income taxes.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

For More Information

                     Dreyfus
                     Massachusetts Tax Exempt
                     Bond Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999, Dreyfus Service Corporation           267AR995